Supermicro Announces Appointment to Board of Directors
Judy Lin, Technology and Operations Executive, Joins Board
San Jose, Calif., April 5, 2022 – Super Micro Computer, Inc. (SMCI), a global leader in enterprise computing, storage, networking solutions, and green computing technology, has announced the appointment of Judy Lin to the Board of Directors.
"The Board of Directors and I are excited to announce that Judy Lin has joined Supermicro as a Director," said Charles Liang, chairman of Supermicro's Board of Directors. "Judy is an accomplished technology leader who brings global product management and operations experience to the Board. Julie's appointment significantly strengthens and adds diversity to the Board, and I look forward to working with her as we focus on positioning Supermicro for continued growth."
Ms. Lin is a retired executive who has 30 years of experience in the disk drive industry. She currently serves as an Independent Board Director of MORESCO Corporation, a leading manufacturer of specialty chemicals based in Japan, since June 2014. Ms. Lin served as Vice President of Western Digital Media Operations, a leader in data infrastructure, from September 2007 until her retirement in September 2012. Prior to Western Digital, Ms. Lin served as Vice President at Komag Inc., a leading supplier of thin-film disks to the hard disk drive industry, and held various management positions from April 1994 until Western Digital acquired Komag in September 2007. Before joining Komag, Ms. Lin was with IBM Almaden Research Center Storage Systems Division for 11 years as a Senior Scientist from January 1983 to April 1994. Ms. Lin holds a MSc degree in Materials Science and Mineral Engineering from University of California, Berkeley where she was also a PhD candidate, and a BS in Chemical Engineering from National Cheng Kung University in Taiwan.
About Supermicro
Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are transforming into a Total IT Solutions provider with server, AI, storage, IoT, and switch systems, software, and services while delivering advanced high-volume motherboard, power, and chassis products. The products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power and cooling solutions (air-conditioned, free air cooling or liquid cooling).
Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.
All other brands, names, and trademarks are the property of their respective owners.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities

Exchange Act of 1934. Such forward-looking statements may relate to, among other things, positioning the Company for continued growth. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2021.

Investor Relations Contact
Avelina Kauffman
email: ir@supermicro.com